Exhibit 10.1

JPMorgan Chase Bank, National Association

P.O. Box 161

60 Victoria Embankment

London EC4Y 0JP

England

April 4, 2007

To: Kilroy Realty, L.P.

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

Attention: Richard E. Moran

                 EVP and CFO

Telephone No.:  (310) 481-8400

Facsimile No.:   (310) 481-6500

Re: Call Option Transaction Amendment

The purpose of this letter agreement (the “Amendment”) is to amend the terms and conditions of the call option (the “Transaction”) entered into among JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”), Kilroy Realty, L.P. (“Counterparty”) and Kilroy Realty Corporation (“Parent”) pursuant to a letter agreement (the “Confirmation”) dated March 27, 2007, pursuant to which Counterparty and Parent purchased from JPMorgan a Number of Options equal to 133,334 in connection with the issuance by Counterparty of $400,000,000 principal amount of 3.250% Exchangeable Senior Notes due 2012 (the “Initial Exchangeable Notes”) under the Indenture to be dated April 2, 2007 among Counterparty, Parent, as guarantor, and U.S. Bank National Association, as trustee. This Amendment relates to, and sets forth the terms of, the purchase by Counterparty from JPMorgan of an additional number of Options (the “Additional Number of Options”) in connection with the issuance by Counterparty of an additional $60,000,000 principal amount of 3.250% Exchangeable Senior Notes due 2012 (the “Additional Exchangeable Notes” and, together with the Initial Exchangeable Notes, the “Exchangeable Notes”) to the initial purchasers of the Exchangeable Notes as a result of their exercise of the right granted with respect to such Additional Exchangeable Notes pursuant to the Purchase Agreement dated March 27, 2007.

Upon the effectiveness of this Amendment, all references to “Number of Options” and “Transaction” in the Confirmation, as amended, will include the Additional Number of Options purchased by Counterparty and Parent pursuant to the terms set forth below, all references to “Exchangeable Notes” will include the Additional Exchangeable Notes and, except to the extent specified below, all other provisions of the Confirmation shall apply to the Additional Number of Options as if such Additional Number of Options were originally subject to the Confirmation. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

Amendments. The terms relating to the purchase of the Additional Number of Options are as follows:

1. The “Trade Date” with respect to the Additional Number of Options will be April 4, 2007.

2. The “Number of Options” for the Transaction will be “153,334” reflecting an addition of 20,000 Additional Number of Options.

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43271

Registered as a branch in England & Wales branch No. BR000746. Registered

Branch Office 125 London Wall, London EC2Y 5AJ

Authorised and regulated by the Financial Services Authority

3. An additional “Premium” to be determined by the Calculation Agent will be payable by the Counterparty to JPMorgan in respect of the Additional Number of Options (the “Additional Call Option Premium”) on a Currency Business Day to be specified by the Calculation Agent (such date, the “Additional Call Option Premium Payment Date”), by written notice to the Counterparty in substantially the form of the pricing supplement set forth in Exhibit A hereto (the “Pricing Supplement”) no later than one Currency Business Day prior to the Additional Call Option Premium Payment Date.

4. Repeated Representations. Counterparty and Parent hereby repeat the representations, warranties and agreements contained in the Confirmation with respect to the Amendment or with respect to the Confirmation, as amended by the Amendment, as the context requires.

5. Rule 10b-18. The Counterparty further represents that, except as disclosed in writing by the Counterparty or Parent to JPMorgan or as described in the offering memorandum relating to the Exchangeable Notes, neither the Counterparty, Parent nor any of their affiliated purchasers have purchased any Shares (as contemplated by Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) during each of the four calendar weeks preceding the date hereof. The Counterparty and Parent further covenant and agree that neither it nor any of its affiliated purchasers will purchase any Shares prior to the earlier of the Additional Call Option Premium Payment Date and the Early Unwind Date (as defined below).

6. Conditionality and Early Unwind. The respective obligations of the parties hereunder shall become final and binding only if no Early Unwind Event (as defined below) shall have occurred and be continuing as of the Early Unwind Date (as defined below). Notwithstanding the foregoing, the Counterparty, Parent and JPMorgan, intending to be legally bound, hereby acknowledge and agree that in the event that an Early Unwind Event has occurred and is continuing on the Early Unwind Date, JPMorgan or one or more of its affiliates, shall terminate its hedging activities with respect to the portion of the Transaction contemplated by this Amendment on the Early Unwind Date and each party shall be released and discharged by the other parties from, and agrees not to make any claim against the other parties with respect to, any obligations or liabilities of the other parties arising out of and to be performed in connection with such portion of the Transaction; provided that, if such Early Unwind Event results from a breach by the Counterparty or Parent of any representation of or any undertaking by the Counterparty or Parent, as applicable, contained in the Purchase Agreement and relating to the issuance by the Counterparty of the Additional Exchangeable Notes, the Counterparty or Parent shall purchase from JPMorgan on the Early Unwind Date any Shares purchased by JPMorgan or one or more of its affiliates in connection with the portion of the Transaction contemplated by this Amendment and reimburse JPMorgan for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with such portion of the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by JPMorgan in its reasonable good faith discretion. JPMorgan shall notify the Counterparty and Parent of such amount, including, upon the Counterparty’s or Parent’s request, an explanation of the basis of determination of such amount, and the Counterparty or Parent shall pay such amount in immediately available funds on the Early Unwind Date.

For purposes of the foregoing: (i) an “Early Unwind Event” means (a) the failure to close the Additional Exchangeable Notes issuance by the Early Unwind Date for any reason whatsoever or (b) the failure of the Counterparty or Parent to comply with any representations, warranties or undertakings contained in this Amendment; and (ii) an “Early Unwind Date” means the later of (i) April 11, 2007 (or such later date as agreed upon by the parties) or (ii) the Additional Call Option Premium Payment Date.

7. No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

9. Governing Law. The provisions of this Amendment shall be governed by the New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Amendment and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:	/s/ Santosh Sreenivasan
Authorized Signatory
Name:	Santosh Sreenivasan

Accepted and confirmed

as of the Trade Date:

Kilroy Realty, L.P.

By	Kilroy Realty Corporation its General Partner

	By:	/s/ Tyler Rose
		Name:	Tyler Rose
		Title:	SVP & Treasurer

By:	/s/ Heidi R. Roth
	Name:	Heidi R. Roth
	Title:	Senior Vice President and Controller

Kilroy Realty Corporation

By:	/s/ Tyler Rose
	Name:	Tyler Rose
	Title:	SVP & Treasurer

By:	/s/ Heidi R. Roth
	Name:	Heidi R. Roth
	Title:	Senior Vice President and Controller

JPMorgan Chase Bank, National Association

Organised under the laws of the United States as a National Banking Association.

Main Office 1111 Polaris Parkway, Columbus, Ohio 43271

Registered as a branch in England & Wales branch No. BR000746. Registered

Branch Office 125 London Wall, London EC2Y 5AJ

Authorised and regulated by the Financial Services Authority

EXHIBIT A

PRICING SUPPLEMENT

JPMorgan Chase Bank, National Association

P.O. Box 161

60 Victoria Embankment

London EC4Y 0JP

England

April [    ], 2007

To: Kilroy Realty, L.P.

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

Attention: Richard E. Moran

                 EVP and CFO

Telephone No.: (310) 481-8400

Facsimile No.:  (310) 481-6500

Mr. Moran:

This letter is a Pricing Supplement within the meaning of the letter of amendment dated as of April 4, 2007 (the “Amendment”) to the confirmation letter dated as of March 27, 2007 (the “Confirmation”) among JPMorgan Chase Bank, National Association, London Branch, Kilroy Realty, L.P. and Kilroy Realty Corporation. Capitalized terms used herein have the meanings set forth in the Confirmation.

This Pricing Supplement relates to the portion of the Transaction described in the Amendment. Upon the terms and subject to the conditions of the Amendment, certain terms shall be as follows:

1. Additional Call Option Premium:	[ ]
2. Additional Call Option Premium Payment Date:	[ ]

Very truly yours,

J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

By:
Authorized Signatory
Name:

Accepted and confirmed

as of the Trade Date:

Kilroy Realty, L.P.

By	Kilroy Realty Corporation its General Partner

By:
Name:
Title:

By:
Name:
Title:

Kilroy Realty Corporation

By:
Name:
Title:

By:
Name:
Title: